June 16, 2022
Pioneer Flexible Opportunities Fund
Supplement to the Prospectus dated March 1, 2022
Fund summary
The following replaces the corresponding information under the heading “Management” in the section entitled “Fund summary”:
Management
Investment adviser	Amundi Asset Management US, Inc. (“Amundi US”)
Portfolio management
Howard Weiss, Senior Vice President and Director
of Multi-Asset Solutions, US of Amundi US
(portfolio manager of the fund since 2012); Kenneth
J. Taubes, Executive Vice President and Chief
Investment Officer, US of Amundi US (portfolio
manager of the fund since 2010); and Michele
Garau, Portfolio Manager and Senior Vice President
of Amundi US (portfolio manager of the fund since
2010). Mr. Garau will retire in the fourth quarter of
2022.

Management
The following replaces the corresponding information under the heading “Portfolio management” in the section entitled “Management”:
Portfolio management is the responsibility of Howard Weiss, Kenneth J. Taubes and Michele Garau. The portfolio managers may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research and include members from one or more of Amundi US's affiliates.
Mr. Weiss is a Senior Vice President and Director of Multi-Asset Solutions, US of Amundi US. He joined Amundi US in 2007 and served as an associate portfolio manager and large cap core equity analyst. From October 2010 until August 2011, Mr. Weiss was an analyst at Surveyor Capital Group, a wholly owned subsidiary of Citadel Investment Group, LLC. In September 2011, he rejoined Amundi US as an associate portfolio manager. Mr. Weiss has served as a portfolio manager of the fund since 2012.

Mr. Taubes is an Executive Vice President and Chief Investment Officer, US of Amundi US. He is responsible for overseeing the U.S. portfolio management staff, research analyst staff and trading staff. He joined Amundi US in September 1998 and has been an investment professional since 1982. Mr. Taubes has served as a portfolio manager of the fund since 2010.
Mr. Garau, Senior Vice President and Portfolio Manager of Amundi US, has been based in Boston since August 2010. He was previously the Head of Balanced Portfolios at one of Amundi US’s affiliates and based in Dublin. He joined Amundi US in January 2003 and has been an investment professional since 1984. Mr. Garau has served as a portfolio manager of the fund since 2010. Mr. Garau will retire in the fourth quarter of 2022.
32028-00-0622
©2022 Amundi Distributor US, Inc.
Underwriter of Pioneer mutual funds
Member SIPC